DEFERRED STOCK UNIT AGREEMENT This Deferred Stock Unit Agreement (the “Agreement”) is made by and between GATOS SILVER, INC., a Delaware corporation (the “Company”), and [XX] (the “Grantee”) as of September 11, 2023. Pursuant to the 2023 Gatos Silver, Inc. Amended and Restated Long Term Incentive Plan, as it may be further amended from time to time, (the “Plan”), the Company desires to grant to the Grantee, and the Grantee desires to accept from the Company, this Deferred Stock Unit grant, upon the terms and conditions set forth in this Agreement. This Agreement is subject to the terms and conditions of the Plan, which are incorporated herein by reference. Notwithstanding anything to the contrary contained herein, the provisions of the Plan shall govern if and to the extent that there are inconsistencies between the provisions of the Plan and the provisions of this Agreement. Capitalized terms not otherwise defined herein shall have the same meanings set forth in the Plan for such terms. NOW, THEREFORE, the Company and the Grantee agree as follows: Section 1. Grant of Award. Subject to the terms and conditions of the Plan and this Agreement, including this Attachment A, the Company hereby grants this Award to the Participant on the Grant Date [XX] DSUs. Each earned DSU represents the right to receive one share of Common Stock subject to the terms of this Agreement. For Canadian Participants, the DSUs shall also be subject to the special provisions set forth in Schedule A of the Plan. This Award is granted under the Plan, which is incorporated herein by this reference and made a part of this Agreement. Section 2. Timing of Vesting and Delivery. (a) Vesting. This Award is 100% vested as of the Grant Date. (b) Delivery of Shares. The Company shall deliver the DSU Shares to the Participant on the date the Participant’s Continuous Service terminates for any reason; provided, however, that if a Change of Control occurs prior to such termination, the Company shall deliver the DSU Shares to the Participant on the date of the Change of Control. For the avoidance of doubt, for Participant’s that are subject to the tax laws of the United States, no DSUs shall be delivered prior to the Participant’s “separation from service” within the meaning of Treasury Regulation § 1.409A-1(h). Section 3. Dividend Equivalents. If a dividend is paid on Shares during the period commencing on the Grant Date and ending on the date on which the DSU Shares are delivered to the Participant, the Participant shall be eligible to receive an amount equal to the amount of the dividend that the Participant would have received had the DSU Shares been delivered to the Participant as of the time at which such dividend is paid. Such amount shall be paid to the Participant on the date on which the DSU Shares are delivered to the Participant in the same form (cash, Shares or other property) in which such dividend is paid to holders of Shares generally. Any Shares that the Participant is eligible to receive pursuant to this Section 3 are referred to herein as “Dividend Shares.”

Section 4. Additional Terms and Conditions. (a) Withholding of Taxes. If the Participant is an Employee and subject to a tax withholding obligation, then the Company shall have the right to require the Participant to remit to the Company the amount necessary to satisfy all obligations for withholding and/or deduct applicable taxes from the settlement of the DSU Shares in an amount necessary to satisfy all obligations for withholding of such taxes; provided, however, that if shares of Common Stock are used to satisfy the applicable withholding obligation then the number of shares of Common Stock withheld for payment of required withholding taxes must equal no more than the required maximum withholding taxes. To the extent permitted by law, the Participant agrees to indemnify and keep indemnified the Company and the Company as trustee for and on behalf of any affiliate entity, in respect of any liability or obligation of the Company and/or any affiliate entity to account for income tax or any other taxation provisions under the laws of the Participant’s country of citizenship and/or residence to the extent arising from the grant, issuance, purchase, retention, assignment, release, cancellation, sale or any other disposal of the shares subject to award. (b) Issuance of Shares. Upon delivery of the DSU Shares and, if applicable, any Dividend Shares, such Shares shall be evidenced by book-entry registration or in such other manner as the Committee may determine. (c) Voting Rights; Other Stockholder Rights. The Participant shall not have voting rights with respect to the DSU Shares or, if applicable, any Dividend Shares, or any other rights as a stockholder with respect to such DSU or Dividend Shares, unless and until such Shares are delivered to the Participant. (d) Transferability. Unless and until the DSU Shares and, if applicable, any Dividend Shares are delivered to the Participant, such Shares shall not be assigned, sold, transferred or otherwise be subject to alienation by the Participant, except as pursuant to Section 12 of the Plan. Section 5. Miscellaneous Provisions. (a) Notices. All notices, requests and other communications under this Agreement shall be in writing and shall be delivered in person (by courier or otherwise), mailed by certified or registered mail, return receipt requested, or by email, as follows: if to the Company, to: Gatos Silver, Inc. Suite 910 - 925 West Georgia Street Vancouver, BC V6C 3L2 By email to: legalnotices@gatossilver.com Attention: General Counsel if to the Participant, to the address that the Participant most recently provided to the Company, or to such other address as such party may hereafter specify for the purpose by notice to the other parties hereto. All such notices, requests and other communications shall be deemed received on the date of receipt by the recipient thereof if received prior to 5:00 p.m. on a business day in the place of receipt. Otherwise, any such notice, request or communication shall be deemed received on the next succeeding business day in the place of receipt. (b) Entire Agreement. This Agreement, the Plan, and any other agreements referred to herein and therein and any schedules, exhibits and other documents referred to herein or therein, constitute the entire agreement and understanding between the parties in respect of the subject matter hereof and supersede all prior and contemporaneous arrangements, agreements and understandings, both oral and written, whether in term sheets, presentations or otherwise, between the parties with respect to the subject matter hereof. (c) Amendment; Waiver. No amendment or modification of any provision of this Agreement shall be effective unless signed in writing by or on behalf of the Company and the Participant, except that the Committee may amend or modify this Agreement without the Participant’s consent in accordance with the provisions of the Plan or as otherwise set forth in this Agreement. No waiver of any breach or condition of this Agreement shall be deemed to be a waiver of any other or subsequent breach or condition whether of like or different nature. Any amendment or modification of or to any provision of this Agreement, or any waiver of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given. (d) Assignment. Neither this Agreement nor any right, remedy, obligation or liability arising hereunder or by reason hereof shall be assignable by the Participant. (e) Successors and Assigns; No Third Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the Company and the Participant and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on anyone other than the Company and the Participant, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement. (f) Participant Undertaking; Clawback. By accepting this Award, the Participant agrees to take whatever additional action and execute whatever additional documents the Company may deem necessary or advisable to carry out or give effect to any of the obligations or restrictions imposed on the Participant pursuant to the provisions of this Agreement. Pursuant to Section 10 of the Plan, Awards issued under the Plan are subject to potential forfeiture or recovery to the fullest extent called for Section 10 of the Plan and by law, any applicable listing standard, including, without limitation, the final rules issued by the Securities and Exchange Commission and the final listing standards to be adopted by the NASDAQ pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act. By accepting this Award, the Participant consents to the potential forfeiture or recovery of this Award pursuant to applicable law, listing standard, and agrees to be bound by and comply with the clawback policy and to return to the Company the full amount required by the clawback policy. For the avoidance of doubt, if the Company adopts a clawback policy intended to comply with the final rules issued by the Securities and Exchange Commission and the Nasdaq Listing Rules (or any other exchange upon which the Stock is then listed) pursuant to Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act, by accepting this Award, the Participant agrees to be bound by, and to comply with, such policy. (g) Plan. The Participant acknowledges and understands that material definitions and provisions concerning this Award and the Participant’s rights and obligations with respect thereto are set forth in the Plan. The Participant has read carefully, and understands, the provisions of the Plan. (h) Governing Law. The Agreement shall be governed by the laws of the State of Delaware, without application of the conflicts of law principles thereof. (i) Dispute Resolution and Arbitration. The Company and the Participant shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation. If the matter has not been resolved within thirty (30) calendar days of a party’s request for negotiation, either party may initiate proceedings or arbitration only as provided herein. If any dispute arising out of or relating to this Agreement or the breach, termination or validity thereof has not been resolved by negotiation, such dispute shall be settled by binding arbitration in accordance with the then current rules of JAMS by a single independent and impartial arbitrator who is located in Vancouver, British Columbia. The arbitrator selected must have an expertise in the matter(s) in dispute. Each party shall bear his/her/its own fees and costs; the fees, costs and all administrative expenses of arbitration shall be borne equally by the Company and the Participant. The parties understand and agree that the arbitration is subject to the rules of JAMS; that the arbitrator’s decision and award shall be final and binding as to all claims that were, or could have been, raised in arbitration; and that judgment upon the award rendered by the arbitrator may be entered in any court having competent jurisdiction. Any award rendered hereunder may include an award of attorneys’ fees and costs but shall not include punitive damages. The statute of limitations of the State of Delaware applicable to the commencement of a lawsuit shall apply to the commencement of any arbitration. (j) Adjustments. All references to the number and class of shares covered by this Agreement and other terms in this Agreement may be appropriately adjusted, in the discretion of the Committee, in the event of certain changes in capitalization, as set forth in Section 9 of the Plan. (k) No Rights Conferred. Nothing in this Agreement shall give the Participant any right to continue in the employ or service of the Company or any Subsidiary and/or as a member of the Company’s Board of Directors or in any other capacity, or interfere in any way with the right of the Company or any Subsidiary to terminate the employment or services of the Participant. (l) Data Protection. To facilitate the administration of the Plan and this Agreement, it will be necessary for the Company (or its payroll administrators) to collect, hold and process certain personal information about the Participant and to transfer this data to certain third parties. The Participant consents to the Company (or its payroll administrators) collecting, holding and processing the Participant’s personal data and transferring this data to the Company or any other third parties insofar as is reasonably necessary to implement, administer and manage the Plan. The Participant understands that the Participant may, at any time, view the Participant’s personal data, require any necessary corrections to it or withdraw the consents herein in writing by contacting the Company, but acknowledges that without the use of such data it may not be practicable for the Company to administer the Participant’s involvement in the Plan in a timely fashion or at all and this may be detrimental to the Participant. (m) Acceptance; Electronic Signature. The Participant acknowledges that the Participant has received a copy of the Plan prior to the execution of this Agreement. In addition, the Participant acknowledges that there are potential tax consequences associated with the grant and settlement of this Award. It is the responsibility of the Participant to seek independent tax advice with regard to the tax treatment of this Award. It is the responsibility of the Participant to seek independent legal advice with regard to the terms of the Plan or this Agreement. The Participant acknowledges that Participant’s electronic signature has the same legal force and effect as a written or manual signature. The Participant’s acceptance of this Award (whether electronically or through other means) is required and this Award will be cancelled if you fail to comply with the Company’s acceptance requirement within 60 days from the Grant Date. IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above. GATOS SILVER, INC. By: _____________________________ Name: Dale Andres Title: Chief Executive Officer PARTICIPANT ______________________________________ Name: